================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           COR THERAPEUTICS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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     Notes:

                            COR THERAPEUTICS, INC.
                             256 East Grand Avenue
                         South San Francisco, CA 94080

                               ----------------

                   Notice of Annual Meeting of Stockholders
                          to be held on June 12, 2001

                               ----------------

TO THE STOCKHOLDERS OF COR THERAPEUTICS, INC.:

   Notice Is Hereby Given that the Annual Meeting of Stockholders of COR Therapeutics, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 12, 2001, at 9:00 a.m. local time at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve amendments to the Company's 1991 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 1,000,000 shares and to extend the termination date of the plan until February 13, 2011.

     3. To approve amendments to the Company's 1994 Non-Employee Directors' Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 300,000 shares and eliminate a fixed termination date.

     4. To approve an amendment to the Company's 1991 Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 450,000 shares.

     5. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2001.

     6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   The Board of Directors has fixed the close of business on Monday, April 16, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                        By Order of the Board of Directors
                                        /s/ Patrick A. Broderick
                                        Patrick A. Broderick
                                        Secretary

South San Francisco, California
April 26, 2001

   All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. If your shares are held of record by a broker or bank or other nominee, you may be able to vote via the Internet or by telephone by following the instructions provided with your voting form. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                            COR THERAPEUTICS, INC.
                             256 East Grand Avenue
                         South San Francisco, CA 94080

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 12, 2001

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of COR Therapeutics, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Tuesday, June 12, 2001, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 26, 2001, to all stockholders entitled to vote at the Annual Meeting.

   All share numbers and share prices included in this Proxy Statement have been adjusted as necessary to reflect the two-for-one split of Common Stock effected on August 15, 2000 by means of a stock dividend.

Solicitation

   The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of the Company's common stock ("Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, or personal solicitation by directors, officers, other employees of the Company or, at the Company's request, D. F. King & Co., Inc. No additional compensation will be paid to directors, officers, or other employees for such services, but D. F. King & Co., Inc. will be paid its customary fee, estimated to be approximately $8,500, if it renders solicitation services.

Voting Rights and Outstanding Shares

   Only holders of record of Common Stock at the close of business on Monday, April 16, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 16, 2001, the Company had outstanding and entitled to vote 55,240,302 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

   All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Voting Via the Internet or by Telephone For Shares Registered in the Name of a Bank or Broker

   Most beneficial owners whose shares are registered in the name of a brokerage firm or a bank (stock held in street name) receive voting instruction forms from their brokers, banks, or other agents rather than the Company's proxy card. A number of brokerage firms and banks participate in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a brokerage firm or bank that is participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your brokerage firm or bank, or via the Internet at ADP Investor Communication Services' voting Web site. If your voting form does not reference telephone or Internet voting information or if you prefer to vote the paper proxy provided by ADP Investor Communication Services, please complete and return the paper proxy card in the self-addressed, postage-paid envelope provided.

   Votes submitted via telephone or the Internet must be received by ADP Investor Communication Services prior to midnight Eastern Daylight Time on the day before the Annual Meeting. Submitting your proxy via telephone or the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

   The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions, and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

Revocability of Proxies

   Any person giving a proxy pursuant to this solicitation, including telephone or Internet voting, has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 256 East Grand Avenue, South San Francisco, California 94080, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

   Proposals of stockholders that are intended to be presented at the Company's annual meeting of stockholders to be held in the year 2002 must be received by the Company no later than December 27, 2001 in order to be included in the proxy statement and proxy relating to that annual meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission (the "SEC"). Unless a stockholder who wishes to bring a matter before the stockholders of the Company' annual meeting of stockholders to be held in the year 2002 notifies the Company of such matter prior to March 12, 2002, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   There are eight nominees for the eight Board positions presently authorized pursuant to the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation, or removal. Each of the nominees listed below is currently a director of the Company, all having been previously elected by the stockholders, except for Ms. Graham and Mr. McCaffery.

   On May 23, 2000, Robert Momsen, who had served on the Company's Board since April 1989, and Lloyd Hollingsworth Smith, Jr., who had served on the Company's Board since January 1993, retired as Board members. On February 14, 2001, the Board, pursuant to authority granted under the Bylaws, elected Ginger L. Graham and Michael G. McCaffery to the Board.

   Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

   Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       The Board Of Directors Recommends
                     A Vote In Favor Of Each Named Nominee.

Nominees

   The names of the nominees and certain information about them are set forth below.

                                                Principal Occupation/
               Name                Age      Position Held with the Company
               ----                ---      ------------------------------
 Vaughn M. Kailian................  56 President and Chief Executive Officer

 Shaun R. Coughlin, M.D., Ph.D. ..  46 Professor of Medicine and Molecular and
                                       Cellular Pharmacology, University of
                                       California, San Francisco

 James T. Doluisio, Ph.D. (1)(2)..  65 Hoechst-Roussel Professor of Pharmacy,
                                       University of Texas at Austin

 Ginger L. Graham.................  45 Group Chairman, Guidant Corporation

 Charles J. Homcy, M.D. ..........  52 Executive Vice President, Research and
                                       Development

 Jerry T. Jackson (1)(2)..........  59 Retired Executive Vice President, Merck
                                       & Co., Inc.

 Ernest Mario, Ph.D. (1)(2).......  62 Chairman and Chief Executive Officer,
                                       ALZA Corporation

 Michael G. McCaffery.............  47 President and Chief Executive Officer,
                                       Stanford Management Company

--------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee

   Vaughn M. Kailian has served as President, Chief Executive Officer and a director of the Company since March 1990. From 1967 to 1990, Mr. Kailian was employed by Marion Merrell Dow, Inc., a pharmaceutical company, and its predecessor companies in various U. S. and international general management, product development, marketing and sales positions. Mr. Kailian is also a director of Amylin Pharmaceuticals and Axys Pharmaceuticals, Inc. as well as the Biotechnology Industry Organization and the California Healthcare Institute.

   Shaun R. Coughlin, M.D., Ph.D., has served as a director of the Company since September 1994. Dr. Coughlin has been Professor of Medicine since 1996 and Professor of Molecular and Cellular Pharmacology since 1997 at the University of California, San Francisco ("UCSF") and Director of the Cardiovascular Research Institute at UCSF since 1997. He was an Associate Professor of Medicine at UCSF from 1992 through 1996. Dr. Coughlin is a director of Gorilla Genomics and is also a member of the editorial boards of Trends in Cardiovascular Medicine, Molecular Medicine and Journal of Clinical Investigation.

   James T. Doluisio, Ph.D., has served as a director of the Company since January 1994. Dr. Doluisio has been the Hoechst-Roussel Professor of Pharmacy at the University of Texas at Austin since 1980. From 1973 to 1998, he was Dean of Pharmacy at the University of Texas at Austin. From 1990 to 1995, Dr. Doluisio served as Chairman of the United States Pharmacopeial Convention Board of Trustees. From 1967 to 1973, Dr. Doluisio was Professor and Assistant Dean of the College of Pharmacy at the University of Kentucky.

   Ginger L. Graham has served as a director of the Company since February 2001. Ms. Graham has been Group Chairman, Office of the President, for Guidant Corporation, a medical device company, since 2000. From 1995 to 2000 she was President of the Vascular Intervention Group of Guidant Corporation and from 1993 to 1995 she was President and Chief Executive Officer of Advanced Cardiovascular Systems. Ms. Graham is a director of Amylin Pharmaceuticals and is a director and chairman of the California Healthcare Institute.

   Charles J. Homcy, M.D., has been a director of the Company since January 1998 and has served as Executive Vice President, Research and Development of the Company since March 1995. Since 1997, Dr. Homcy has been Clinical Professor of Medicine at the University of California, San Francisco Medical School and Attending Physician at the San Francisco VA Hospital. From 1994 until he joined the Company, Dr. Homcy was President of the Medical Research Division of American Cyanamid Company-Lederle Laboratories, a pharmaceutical company (now a division of Wyeth-Ayerst Laboratories). From 1990 until 1994, Dr. Homcy was Executive Director of the Cardiovascular and Central Nervous System Research Section at Lederle Laboratories, a pharmaceutical company. From 1991 to 1995, Dr. Homcy also served as an attending physician at The Presbyterian Hospital, College of Physicians and Surgeons, at Columbia University in New York. From 1979 to 1990, he was an attending physician at Massachusetts General Hospital and an Associate Professor of Medicine at Harvard Medical School.

   Jerry T. Jackson has served as a director of the Company since March 1995. Mr. Jackson was employed by Merck & Co., Inc., a pharmaceutical company ("Merck"), from 1965 until his retirement in 1995. From 1993 until his retirement, he served as Executive Vice President of Merck. During that time, he had responsibility for Merck's International Human Health, Worldwide Human Vaccines, the AgVet Division, Astra/Merck U.S. Operations, as well as worldwide marketing. During 1993, he also was President of Merck's Worldwide Human Health Division. Mr. Jackson served as Senior Vice President of Merck from 1991 to 1992 and previously was President of Merck Sharp & Dohme International. Mr. Jackson is also a director of Alexion Pharmaceuticals, Inc., ALZA Corporation, and MDEdge, Inc.

   Ernest Mario, Ph.D., has served as a director of the Company since September 1995. Dr. Mario served as Co-Chairman and Chief Executive Officer of ALZA Corporation from July 1993 to November 1997 at which time he was appointed Chairman and Chief Executive Officer of ALZA. From 1989 to 1993, he was Deputy Chairman and Chief Executive Officer of Glaxo Holdings plc, a pharmaceutical company, in London. Prior to 1989, Dr. Mario served as Chief Executive Officer of Glaxo, Inc., a pharmaceutical company, in the United States. Dr. Mario is also a director of Catalytica Energy Systems, Inc., Cepheid, Inc., Orchid Biosciences, Inc., Pharmaceutical Product Development, Inc., and SonoSite, Inc.

   Michael G. McCaffery has served as a director of the Company since February 2001. Mr. McCaffery has been President and Chief Executive Officer of the Stanford Management Company, an investment management company, since 2000. From 1993 to 2000, he was Chairman and Chief Executive Officer of Robertson Stephens, an investment banking company. Mr. McCaffery is a director of Off Road Capital, Western Technology Ventures, and The Investment Fund for Foundations.

Board Committees and Meetings

   During the fiscal year ended December 31, 2000, the Board held six meetings. The Board has an Audit Committee and a Compensation Committee. The Board does not have a standing nominating committee.

   The Audit Committee meets with the Company's independent auditors to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the auditors' comments as to financial controls, adequacy of staff, and management performance and procedures in connection with the annual audit and financial controls. During fiscal 2000, the Audit Committee, when composed of Dr. Doluisio, Mr. Jackson, and Mr. Momsen, held one meeting, and when composed of Dr. Doluisio, Mr. Jackson, and Dr. Mario, held two meetings.

   The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for executive officers. The Compensation Committee also approves stock option grants and stock awards to executive officers, employees, and consultants under the Company's stock option and award plans and otherwise determines compensation levels, and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, when composed of Mr. Jackson, Mr. Momsen, and
Dr. Mario, held two meetings, and when composed of Dr. Doluisio, Mr. Jackson, and Dr. Mario, held four meetings, during fiscal 2000.

   During the fiscal year ended December 31, 2000, each director attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                  PROPOSAL 2

                         APPROVAL OF AMENDMENTS TO THE
                    1991 EQUITY INCENTIVE PLAN, AS AMENDED

   In May 1991, the Board adopted, and the stockholders subsequently approved, the Company's 1991 Equity Incentive Plan (the "1991 Plan"). In February 2001, the Board amended the 1991 Plan, subject to stockholder approval, to increase by 1,000,000 the number of shares of Common Stock authorized for issuance under the 1991 Plan and to extend the termination date of the 1991 Plan to February 13, 2011.

   The Board also adopted several amendments that are not subject to stockholder approval. These amendments provide for automatic option grants to non-employee directors in the event that the share reserve under the Company's 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") is insufficient to cover grants provided for in the Directors' Plan, provide for the automatic accelerated vesting of stock awards granted under the 1991 Plan upon certain changes in control of the Company if an acquiring company does not assume outstanding awards under the 1991 Plan or substitute similar awards or in the event that the service of a participant is involuntarily terminated without cause or voluntarily terminated for good reason within one month before or 24 months after a change in control of the Company, eliminate the Company's ability to reprice options without stockholder approval, and limit the number of shares of common stock issuable under the 1991 Plan as stock bonuses and restricted stock purchase awards. The Board adopted these amendments in order to ensure that the Company can continue to grant stock awards at levels and terms deemed appropriate by the Board and to assist in obtaining and retaining the services of employees, directors and consultants.

   As of March 1, 2001, awards (net of canceled or expired awards) covering an aggregate of 9,462,391 shares of Common Stock had been granted under the 1991 Plan since 1991 and only 1,937,609 shares of Common Stock (plus any shares that might in the future be returned to the 1991 Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares) remained available for future grant under the 1991 Plan.

   Stockholders are requested in this Proposal 2 to approve the amendments to the 1991 Plan increasing the shares available for issuance under the 1991 Plan by 1,000,000 shares and extending its term as discussed above.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the 1991 Plan. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board Of Directors Recommends
                        A Vote In Favor Of Proposal 2.

   The essential features of the 1991 Plan, as amended, are outlined below.

General

   The 1991 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, and restricted stock purchase awards (collectively "awards"). Incentive stock options granted under the 1991 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1991 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, the Company has granted incentive stock options, nonstatutory stock options, and restricted stock awards under the 1991 Plan.

Purpose

   The Board adopted the 1991 Plan to provide a means by which employees, directors and consultants of the Company and any affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliates. All of the approximately 311 employees, and the directors and consultants of the Company are eligible to participate in the 1991 Plan.

Administration

   The Board administers the 1991 Plan. Subject to the provisions of the 1991 Plan, the Board has the power to construe and interpret the 1991 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration, and other terms of the award.

   The Board has the power to delegate administration of the 1991 Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may alternatively consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used herein with respect to the 1991 Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself. The Board has delegated administration of the 1991 Plan to the Compensation Committee.

   Compliance with Section 162(m) of the Code enables a company to recognize a business expense deduction in connection with compensation recognized by "covered employees". See "Federal Income Tax Information--Potential Limitation on Company Deductions". To comply with Section 162(m) of the Code the committee administering the 1991 Plan must be comprised solely of two or more "outside directors". Excluded from such committee are directors who are (a) current employees of the Company or an affiliate, (b) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) current and former officers of the Company or an affiliate, (d) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (e) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under
Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

Eligibility

   The Board may grant incentive stock options under the 1991 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the 1991 Plan.

   The Board may not grant an incentive stock option under the 1991 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 1991 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

   No person is eligible to receive awards under the 1991 Plan for more than 1,000,000 shares of Common Stock during any calendar year ("Section 162(m) Limitation").

   The 1991 Plan also provides for automatic non-discretionary option grants to the Company's non-employee directors only if and to the extent that there are insufficient shares of the Company's Common Stock reserved under the Directors' Plan to make a timely option grant required by the terms of the Directors' Plan. In that event, such grant or grants, in whole or in part, will be made from shares reserved under the 1991 Plan. If there are insufficient shares available under both the 1991 Plan and the Directors' Plan to cover such grant, the grant will be delayed to the extent of the share deficit until such shares are available to cover the grant.

Stock Subject to the 1991 Plan

   Subject to this Proposal, an additional 1,000,000 shares of Common Stock have been authorized for issuance under the 1991 Plan. Since its inception in 1991, an aggregate of 12,400,000 shares of Common Stock (including the additional shares) have been authorized for issuance under the 1991 Plan. As of March 1, 2001, options to purchase 4,327,483 shares were outstanding under the 1991 Plan and 2,937,609 shares (including the additional shares) remain available for future grant, of which a maximum of 200,000 shares could be used for stock bonuses and restricted stock purchase awards. If awards granted under the 1991 Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the 1991 Plan. If the Company reacquires unvested stock issued under the 1991 Plan, the reacquired stock will again become available for reissuance under the 1991 Plan for awards other than incentive stock options.

Terms of Options

   The following is a description of the permissible terms of options under the 1991 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

   Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. Likewise, the exercise price of nonstatutory options may not be less than 100% of the fair market value of the stock on the date of grant. As of March 1, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq Stock Market was $31.63 per share.

   The exercise price of options granted under the 1991 Plan must be paid either in cash at the time of exercise, or at the discretion of the Board (a) by delivery of other shares of Common Stock, (b) pursuant to a deferred payment arrangement, (c) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (d) any combination of such methods, or (e) in any other form of legal consideration acceptable to the Board.

   Repricing. Without the prior approval of the Company's stockholders, the Board may not reprice outstanding options under the 1991 Plan, either by amending the terms of outstanding options to reduce the exercise price, canceling outstanding options and substituting options with a lower exercise price, or making any modification of an option that would be deemed to be a repricing for financial accounting purposes.

   To the extent required by Section 162(m) of the Code, a repriced option is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the
Section 162(m) Limitation.

   Option Exercise. Options granted under the 1991 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1991 Plan typically vest ratably on a monthly basis over a period of 60 months (except that for newly hired employees the first three months do not vest until the end of the third month) during the participant's employment by, or service as a director of or consultant to, the Company (collectively, "service"). Certain options granted to officers typically are not exercisable until three years after the date of grant at which time they become fully vested. Shares covered by options granted in the future under the 1991 Plan may be subject to different vesting terms.

   Unless otherwise determined for good cause shown by a committee composed solely of non-employee directors and/or outside directors or unless pursuant to the change of control provisions of the 1991 Plan (see "Effect of Certain Corporate Events"), acceleration of the time during which an option may vest or be exercised will occur only in connection with a significant personal event for the participant, such as the death or disability of the participant.

   In addition, options granted under the 1991 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares should the participant's service terminate before vesting.

   To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company, or by a combination of these means.

   Term. The maximum term of options under the 1991 Plan is 10 years, except that in certain cases (see "Eligibility" above) the maximum term is five years. Options under the 1991 Plan generally terminate three months after termination of the participant's service unless:

  . such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination;

  . the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the transferee, if there is one, or the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or

  . individual option grants by their terms provide for exercise within a longer or shorter period of time following termination of service.

Terms of Stock Bonuses and Purchases of Restricted Stock

   Limitation on Number of Shares. Any new grants of stock bonuses or restricted stock awards after April 12, 2001 may not exceed in the aggregate 200,000 shares of Common Stock. There are currently no unvested restricted stock awards outstanding.

   Payment. The Board determines the purchase price under a restricted stock purchase agreement. The Board may award stock bonuses in consideration of past services without a purchase payment. The participant must pay the purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 1991 Plan (a) in cash at the time of purchase, (b) at the discretion of the Board, according to a deferred payment or other arrangement, or (c) in any other form of legal consideration that may be acceptable to the Board.

   Vesting. Unless otherwise determined for good cause shown by a committee composed solely of outside directors and/or non-employee directors, shares of stock sold or awarded under the 1991 Plan shall be subject to a repurchase option in favor of the Company in accordance with a vesting schedule of at least three years. The repurchase option shall provide for payment for unvested shares at not less than the minimum amount necessary to avoid a charge to earnings for financial accounting purposes.

   Unless otherwise determined for good cause shown by a committee composed solely of non-employee directors and/or outside directors or unless pursuant to the change of control provisions of the 1991 Plan (see "Effect of Certain Corporate Events"), acceleration of the time during which a stock bonus or restricted stock purchase award may vest or be exercised will occur only in connection with a significant personal event for the participant, such as the death or disability of the participant.

Restrictions on Transfer

   The participant may not transfer an incentive stock option, rights under a stock bonus agreement, or a restricted stock purchase agreement otherwise than by will or by the laws of descent and distribution. However, the Board may grant nonstatutory stock options that are transferable. Shares subject to repurchase by the Company under an early exercise stock purchase agreement, a stock bonus agreement, or a restricted stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Adjustment Provisions

   Transactions not involving receipt of consideration by the Company, such as certain mergers, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares or change in corporate structure, may change the class and number of shares of Common Stock subject to the 1991 Plan and outstanding awards. In that event, the Board will appropriately adjust the 1991 Plan as to the class and the maximum number of shares of Common Stock subject to the 1991 Plan and the Section 162(m) Limitation, and will adjust outstanding awards as to the class, number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Events

   For purposes of the 1991 Plan, a change of control is deemed to have occurred at any of the following times:

  . Upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its affiliates, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors;

  . At the time individuals who, as of May 14, 1991, constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to May 14, 1991, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) are, for purposes of the 1991 Plan, considered as though such persons were a member of the Incumbent Board;

  . Immediately prior to the consummation by the Company of a reorganization, merger, consolidation (in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, or consolidation do not, immediately thereafter, own more that 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated company's then outstanding voting securities), or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company (a "reorganization"); or

  . The occurrence of any other event that the Incumbent Board determines constitutes a change of control.

   In the event of a reorganization initiated and occurring on or after August 15, 2001, then any surviving corporation or acquiring corporation will assume any awards outstanding under the 1991 Plan or will substitute similar awards. If it refuses to do so, then with respect to awards held by a participant in the 1991 Plan whose service has not terminated, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full. The awards will terminate if not exercised at or prior to the event.

   In the event of any other change of control, then, at the discretion of the
Board:

  . any surviving corporation will assume the rights and obligations of the Company under any awards outstanding under the 1991 Plan or will substitute similar awards for those outstanding under the 1991 Plan;

  . the time during which such awards become vested or may be exercised will be accelerated and any outstanding unexercised rights under any awards terminated if not exercised prior to such event; or

  .  such awards will continue in full force and effect.

   In addition, if within one month before or 24 months after a change of control a participant's service is terminated involuntarily without cause or voluntary by the participant due to a constructive termination (in each case as defined in the 1991 Plan), then the vesting and exercisability of all awards held by that participant will be accelerated, and any reacquisition or repurchase rights held by the Company with respect to an award will lapse.

   The acceleration of an award in the event of a change in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

   The Board may suspend or terminate the 1991 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1991 Plan will terminate on February 13, 2011.

   The Board may also amend the 1991 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the 1991 Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act, or any Nasdaq Stock Market or applicable securities exchange listing requirements. The Board may submit any other amendment to the 1991 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

   Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Incentive Stock Options. Incentive stock options under the 1991 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

   There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

   If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option was granted and more than one year from the date on which the shares were transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

   Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

   To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

   Nonstatutory Stock Options, Restricted Stock Purchase Awards, and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards, and stock bonuses granted under the 1991 Plan generally have the following federal income tax consequences.

   There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

   Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" (the chief executive officer and the four other most highly compensated officers) in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

   Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

   Compensation attributable to restricted stock purchase awards and stock bonuses will qualify as performance-based compensation, provided that the award is granted by a compensation committee comprised solely of "outside directors" and the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if

  . the award is granted by a compensation committee comprised solely of "outside directors",

  . the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain,

  . the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied, and

  . prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount--payable upon attainment of the performance goal).

1998 Non-Officer Equity Incentive Plan

   The Company also grants options to non-officers under its 1998 Non-Officer Equity Incentive Plan (the "1998 Plan"). The Company's 1998 Plan, adopted in February 1998, provides for grants of nonstatutory stock options to employees and consultants who are not officers or directors of the Company. Since its inception in 1998, an aggregate of 3,000,000 shares of Common Stock have been reserved for issuance under the 1998 Plan. As of March 1, 2001, options to purchase 1,315,027 shares were outstanding under the 1998 Plan, and 1,259,081 shares remain available for future grants. The exercise price of options granted under the 1998 Plan may not be less than 100% of the fair market value on the date of grant and all options granted have a maximum term of ten years. Options generally vest over five years. The 1998 Plan also contains the adjustment and change of control provisions described above with respect to the 1991 Plan under Proposal 2. Without the prior approval of the Company's stockholders, the Board may not reprice outstanding options under the 1998 Plan, either by amending the terms of outstanding options to reduce the exercise price, canceling outstanding options and substituting options with a lower exercise price, or making any modification of an option that would be deemed to be a repricing for financial accounting purposes.

                                  PROPOSAL 3

                         APPROVAL OF AMENDMENTS TO THE
          1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

   In January 1994, the Board adopted, and the stockholders subsequently approved, the Company's 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). In February 2001, the Board amended the Directors' Plan, subject to stockholder approval, to increase by 300,000 the number of shares of Common Stock authorized for issuance under the Directors' Plan and to eliminate the fixed termination date of January 20, 2004.

   The Board also amended the Directors' Plan to provide for automatic option grants to non-employee directors to be made on a pro rata basis in the event that the share reserve under the Directors' Plan is insufficient to cover such grants with the balance of such grants to be made under the 1991 Plan to the extent sufficient shares are available under the 1991 Plan. This amendment does not require approval of the stockholders. The Board adopted these amendments in order to ensure that the Company can continue to grant options at levels set forth in the Directors' Plan and to assist in obtaining and retaining the services of non-employee directors.

   As of March 1, 2001, options (net of canceled or expired options) covering an aggregate of 400,000 shares of the Company's Common Stock had been granted under the Directors' Plan and no shares of Common Stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan.

   Stockholders are requested in this Proposal 3 to approve the amendments to the Directors' Plan increasing the shares available for issuance under the Directors' Plan by 300,000 shares and removing a fixed termination date. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board Of Directors Recommends
                        A Vote In Favor Of Proposal 3.

   The essential features of the Directors' Plan, as amended, are outlined below.

General

   The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

Purpose

   The Board adopted the Directors' Plan to provide a means by which non-employee directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the current non-employee directors of the Company are eligible to participate in the Directors' Plan.

Administration

   The Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, or the type of consideration.

   The Board has the power to delegate administration of the Directors' Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Directors' Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself. The Board has delegated administration of the Directors' Plan to the Compensation Committee.

Stock Subject to the Directors' Plan

   Subject to this Proposal, an additional 300,000 shares of Common Stock have been authorized for issuance under the Directors' Plan. Since its inception, 700,000 shares of Common Stock (including the additional shares) have been authorized for issuance under the Directors' Plan. As of March 1, 2001, options to purchase 121,940 shares were outstanding under the Directors' Plan and 300,000 shares (including the additional shares) remain available for future grant. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Directors' Plan.

Eligibility

   The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A "non-employee director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of or consultant to the Company or any affiliate.

Terms of Options

   The following is a description of the terms of options under the Directors' Plan.

   Automatic Grants. All option grants under the Directors' Plan are automatic and non-discretionary. Each person who was a non-employee director on January 21, 1994 or who thereafter is elected for the first time to be a non-employee director is granted an initial option to purchase 50,000 shares of Common Stock.

   Each person who, on or after March 19, 1999, serves as a non-employee director receives a supplemental grant to purchase 20,000 shares of Common Stock. The first supplemental grant is made on the date of the first Board meeting held both on or after March 19, 1999 and after the date on which such person has completed three years of service as a director of the Company. Additional supplemental grants are made every two years thereafter on the anniversary date of the first supplemental grant.

   If there are insufficient shares of the Company's Common Stock reserved under the Directors' Plan to make a timely option grant required by the Directors' Plan, then such option, in whole or in part, will be granted from shares reserved under the 1991 Plan. If there are insufficient shares available under both the 1991 Plan and the Directors' Plan to cover such option grant, the grant will be delayed to the extent of the share deficit until such shares are available to cover the grant.

   Exercise Price; Payment. The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. At March 1, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq Stock Market was $31.63 per share.

   Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased is less than 2,000 shares. However, when the number of shares being purchased is 2,000 or more, the optionee may elect to make payment of the exercise price under one of the following alternatives:

  .  Payment of the exercise price per share in cash at the time of exercise;
     or

  . Payment by delivery of shares of Common Stock already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which Common Stock shall be valued at fair market value on the date preceding the date of exercise; or

  .  A combination of the above two alternatives; or

  . Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's Common Stock.

   Repricing. In the event of a decline in the value of the Company's Common Stock, the Board does not have the authority to offer optionees the opportunity to replace outstanding higher priced options with new lower priced options.

   Option Exercise. Initial options granted under the Directors' Plan vest in equal cumulative monthly increments over a period of 60 months during the optionee's service as a non-employee director of the Company ("service") but not during any subsequent employment of the optionee by and/or service by the optionee as an employee director or a consultant to the Company or an affiliate. Initial grants do not permit exercise prior to vesting. Supplemental grants are fully vested and exercisable upon grant.

   Term. The term of options under the Directors' Plan is 10 years. Options under the Directors' Plan terminate three months after termination of the optionee's service as a non-employee director. However, if such termination is due to the optionee's permanent and total disability (as defined in the Code), the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination. If the optionee dies before the optionee's service has terminated, the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option have been transferred or to whom the rights to such option pass by will or by the laws of descent and distribution. An optionee may designate a beneficiary who may exercise the option following the optionee's death. The option term is not extended in the event that exercise of the option within these periods is prohibited.

   Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as determined by the Board.

Restrictions on Transfer

   Options are transferable to the extent permitted in the stock option grant agreement. Otherwise, they are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order.

Adjustment Provisions

   Transactions not involving receipt of consideration by the Company, such as certain mergers, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or change in corporate structure, may change the class and number of shares of Common Stock subject to the Directors' Plan and outstanding options. In that event, the Board will appropriately adjust the Directors' Plan as to the class and the maximum number of shares of Common Stock subject to the Directors' Plan, and will adjust outstanding options as to the class, number of shares and price per share of Common Stock subject to such options.

Effect of Certain Corporate Events

   If there is a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then any surviving corporation, other than the Company, will be required to assume any options outstanding under the Directors' Plan or substitute similar options for those outstanding under the Directors' Plan. If the Company is the surviving corporation, the options will continue in full force and effect.

Duration, Amendment and Termination

   The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time. Currently, the Directors' Plan will terminate on January 20, 2004. Subject to this Proposal, the Directors' Plan will not have any set termination date.

   The Board may amend the Directors' Plan. However, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Directors' Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or any Nasdaq Stock Market or applicable securities exchange listing requirements.

Federal Income Tax Information

   Nonstatutory Stock Options. Nonstatutory stock options granted under the Directors' Plan have the same federal income tax consequences as those granted under the 1991 Plan. See Proposal 2.

                                  PROPOSAL 4

                         APPROVAL OF AMENDMENT TO THE
                 1991 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

   In May 1991, the Board adopted, and the stockholders subsequently approved, the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan"). In February 2001, the Board amended the Purchase Plan, subject to stockholder approval, to increase by 450,000 the number of shares of Common Stock authorized for issuance under the Purchase Plan.

   The Board also amended the Purchase Plan to permit the designation of a beneficiary and to eliminate a fixed termination date, which amendments do not require approval by the stockholders. The Board adopted these amendments in order to ensure that the Company can continue to grant purchase rights at levels and on terms deemed appropriate by the Board in order to attract and retain employees subject to the Purchase Plan.

   As of March 1, 2001, an aggregate of 1,722,273 shares of Common Stock had been purchased under the Purchase Plan and 377,727 shares of Common Stock (plus any shares that might in the future be returned to the Purchase Plan as a result of cancellations or expiration of purchase rights) remained available for future purchase under the Purchase Plan.

   Stockholders are requested in this Proposal 4 to approve the amendment to the Purchase Plan increasing the shares available for issuance under the Purchase Plan by 450,000 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board Of Directors Recommends
                        A Vote In Favor Of Proposal 4.

   The essential features of the Purchase Plan, as amended, are outlined below.

Purpose

   The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 311 employees are eligible to participate in the Purchase Plan.

   The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

Administration

   The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

   The Board has the power to delegate administration of the Purchase Plan to a committee of one or more members of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to any committee appointed by the Board as well as to the Board itself. The Board has delegated administration of the Purchase Plan to the Compensation Committee.

Stock Subject to Purchase Plan

   Subject to this Proposal, an additional 450,000 shares of Common Stock have been authorized for issuance under the Purchase Plan. Since its inception, 2,550,000 shares of Common Stock (including these additional shares) have been authorized for issuance under the Purchase Plan, of which 827,727 remain available for future purchase. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

   The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The maximum length for an offering under the Purchase Plan is 27 months. Currently, under the Purchase Plan, each offering is 12 months long with an exercise date every three months.

Eligibility

   Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering.

   However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). No employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its parent and subsidiary corporations in any calendar year. In addition to the preceding limitation, under the current offering no employee may purchase more than 4,000 shares of Common Stock during the offering.

Participation in the Purchase Plan

   Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' total compensation during the offering.

Purchase Price

   The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock on first day of the offering or 85% of the fair market value of a share of Common Stock on the applicable exercise date during the offering.

Payment of Purchase Price; Payroll Deductions

   The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may increase or begin such payroll deductions after the beginning of the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account.

Purchase of Stock

   By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in an uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically on each of the four exercise dates during the offering at the applicable price. See "Withdrawal" below.

Withdrawal

   While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the offering.

   Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is entitled to again participate in that offering on the next date when new employees may enroll, and an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

   Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions not previously applied to the purchase of shares of Common Stock, without interest.

Restrictions on Transfer

   Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted. The Purchase Plan provides for the designation by the participant of a beneficiary in the event of the participant's death.

Adjustment Provisions

   Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the type(s), class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Events

   If there is a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion any surviving corporation may assume outstanding rights or substitute similar rights for those under the Purchase Plan, such rights may continue in full force and effect, or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to such transaction and the participants' rights under the ongoing offering terminated.

Duration, Amendment and Termination

   The Board may suspend, terminate or amend the Purchase Plan at any time. However, generally no amendment will be effective if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq Stock Market or applicable securities exchange listing requirements.

   Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Federal Income Tax Information

   Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

   A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

   If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of the excess of the fair market value of the stock at the time of such disposition over the exercise price or the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

   If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

   There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

                                  PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1988. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

   Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Audit Fees

   The aggregate fees billed for professional services by the independent auditors for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the review of the Company's financial statements for the quarterly reports during the fiscal year ended December 31, 2000 were $157,000.

Financial Information Systems Design and Implementation Fees

   The aggregate fees billed by the independent auditors for professional services for financial information systems design and implementation during the fiscal year ended December 31, 2000 were zero.

All Other Fees

   The aggregate fees billed by the independent auditors for all other matters for the fiscal year ended December 31, 2000 were $124,000, of which $89,000 was for audit related activities.

   The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board Of Directors Recommends
                        A Vote In Favor Of Proposal 5.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   Unless otherwise indicated, the following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 1, 2001 by (i) each nominee for director, (ii) each of the executive officers named in the Summary Compensation Table (see "Compensation of Executive Officers"), (iii) all executive officers and directors of the Company as a group, and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                Beneficial
                                                             Ownership (1)(2)
                                                            ------------------
                                                             Number   Percent
Beneficial Owner                                            of Shares of Total
----------------                                            --------- --------
FMR Corp. and affiliates (3)............................... 5,284,427   9.6%
 82 Devonshire Street
 Boston, MA 02109

Franklin Resources, Inc. (4)............................... 2,966,750   5.4%
 777 Mariners Island Boulevard
 San Mateo, CA 94404

Vaughn M. Kailian.......................................... 1,254,912   2.2%

Charles J. Homcy...........................................   407,700    *

Mark D. Perrin.............................................   306,642    *

Shaun R. Coughlin..........................................   103,174    *

Lee M. Rauch...............................................   103,402    *

Patrick A. Broderick.......................................    25,746    *

Jerry T. Jackson...........................................    20,000    *

Ernest Mario...............................................    16,500    *

James T. Doluisio..........................................     7,440    *

Ginger L. Graham...........................................     1,666    *

Michael G. McCaffery.......................................     1,666    *

All executive officers and directors as a group
 (12 people) (5)........................................... 2,283,630   4.0%

--------
 *  Less than one percent

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedule 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 55,101,845 shares outstanding on March 1, 2001, adjusted as required by rules promulgated by the SEC.

(2) Includes shares that certain officers and directors of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows (number of shares): Vaughn M. Kailian, 906,816; Charles J. Homcy, 296,118; Mark D. Perrin, 237,802; Shaun R. Coughlin, 40,000; Lee M. Rauch, 99,166; Patrick A. Broderick, 19,166; Jerry T. Jackson, 20,000; Ernest Mario, 16,500; James T. Doluisio, 5,440; Ginger L. Graham, 1,666; Michael G. McCaffery, 1,666; and all executive officers and directors as a group, 1,670,402.

(3) Based on a Schedule 13G filed with the SEC dated February 13, 2001. Includes 4,829,833 shares (8.7%) beneficially owned by Fidelity Management & Research Company, a wholly owned subsidiary of FMR Corp. ("Fidelity"), as a result of acting as investment advisor to several investment companies registered under the Investment Company Act of 1940, of which 136,183 shares are based upon assumed conversion of $4,600,000 principal amount of COR Therapeutics, Inc. 5% convertible subordinated notes (29.6056 shares for each $1,000 principal amount). Also includes 387,740 shares beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., as a result of its serving as investment manager of institutional accounts. Edward C. Johnson 3d and FMR Corp. through its control of Fidelity each has sole power to dispose of 4,829,833 shares. Sole power to vote or direct the voting of such shares resides with the Board of Trustees of the funds. The following listed entities and individuals filed a joint statement on Schedule 13G, with FMR Corp. listed as a parent holding company: Fidelity Management & Research Company, Edward C. Johnson 3d, and Abigail P. Johnson.

(4) Based on a Schedule 13G filed with the SEC dated Janaury 26, 2001. Includes 2,966,750 shares beneficially owned by Franklin Advisors, Inc., an investment advisor subsidiary of Franklin Resources, Inc. ("FRI"), with dispositive power and power to direct the voting of all such shares and of which 59,200 shares are based upon assumed conversion of $2,000,000 principal amount of COR Therapeutics, Inc. 5% convertible subordinated notes (29.6056 shares for each $1,000 principal amount). FRI and its principal shareholders, Charles B. Johnson and Rupert H. Johnson, Jr., disclaim beneficial ownership of all of these shares pursuant to Rule 13d-4.

(5) Includes 1,670,402 shares that certain officers and directors of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, its officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements except that (i) two Form 4s related to a gift of 900 (1,800 post split) shares in August 1999 and the disposition of 10,000 (20,000 post split) shares in February 2000 were filed late by Dr. Homcy, and (ii) the gift of 500 (1,000 post split) shares in December 1999 which had previously been timely reported by Mr. Roddy on Form 5 as 400 shares was corrected, and a Form 4 which had been timely filed by Mr. Roddy in February 2000 was subsequently amended to reflect the additional disposition of 8,169 (16,338 post split) shares of which 1,500 (3,000 post split) shares were indirectly owned.

                            EXECUTIVE COMPENSATION

Compensation of Directors

   Directors who are neither employees of nor consultants to the Company ("non-employee directors") receive an annual directors' fee of $10,000, paid on a quarterly basis. In accordance with Company policy, directors may also be reimbursed for certain expenses in connection with attendance at Board and committee meetings. An aggregate of $40,000 was paid to Dr. Coughlin, Dr. Doluisio, Mr. Jackson, and Dr. Mario for services as directors of the Company during 2000, and an aggregate of $5,000 was paid to Mr. Momsen and Dr. Smith for their services as directors of the Company during 2000 prior to their retirement.

   Each non-employee director of the Company receives automatic non-discretionary stock option grants under the Directors' Plan and may receive option grants under the 1991 Plan under certain circumstances. See Proposals 2 and 3 for descriptions of the 1991 Plan and the Directors' Plan. During the fiscal year ended December 31, 2000, no options were granted under the Directors' Plan or the 1991 Plan to non-employee directors for services rendered as directors of the Company during 2000.

Compensation of Executive Officers

 Summary of Compensation

   The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its four other most highly compensated executive officers (the "Named Executive Officers") at December 31, 2000.

                          SUMMARY COMPENSATION TABLE

                                                            Long-Term Compensation
                                Annual Compensation                 Awards
                         --------------------------------- ------------------------
                                              Other Annual  Restricted  Securities   All Other
        Name and              Salary   Bonus  Compensation Stock Awards Underlying  Compensation
   Principal Position    Year ($)(1)  ($)(2)     ($)(3)       ($)(4)    Options (#)    ($)(5)
   ------------------    ---- ------- ------- ------------ ------------ ----------- ------------
Vaughn M. Kailian....... 2000 452,917 326,100                             100,000      5,210
 President and Chief     1999 430,000 113,500                              80,000      6,735
 Executive Officer       1998 427,500 102,600                 43,000       80,000      3,762

Charles J. Homcy........ 2000 357,500 160,880                              60,000      2,744
 Executive Vice          1999 330,000  65,000                             160,000      3,598
 President, Research and 1998 327,917  59,025                 33,000       60,000      3,330
 Development

Mark D. Perrin (6)...... 2000 304,833                                      50,000      1,641
 Executive Vice          1999 292,000  45,000                              60,000      1,865
 President, Commercial   1998 290,167  52,230                 29,200       60,000      1,444
 Operations

Lee M. Rauch............ 2000 259,167 116,630                              40,000      1,805
 Senior Vice President,  1999 230,128  33,000                102,860      200,000      2,058
 Corporate Development   1998

Patrick A. Broderick.... 2000 251,000 112,950                              40,000      1,517
 Senior Vice President,  1999 220,923  36,500                             200,000      1,623
 General Counsel and     1998
 Secretary

--------
(1) Includes amounts earned but deferred at the election of the Named Executive Officer.

(2) Bonus payments for the year indicated (actually paid in the following year) resulting from the Company's Incentive Pay Program. These bonuses do not include the value of restricted stock bonus awards granted, which are included under the heading "Restricted Stock Awards" in this table.

(3) As permitted by rules promulgated by the SEC, no amounts are shown with respect to "perquisites" under "Other Annual Compensation" where such amounts for each Named Executive Officer do not exceed the lesser of 10% of such executive's bonus plus salary or $50,000.

(4) Represents the dollar value of the restricted bonus shares awarded. This number is calculated by multiplying the fair market value on the date of grant ($5.63 in 1999 and $3.98 in 1998, based on the average of the high and low sale prices on the date of grant as reported on the Nasdaq Stock Market) by the number of shares granted. Restricted bonus shares granted to Ms. Rauch in 1999 and to Mr. Kailian, Dr. Homcy and Mr. Perrin in 1998 vested in full on January 1, 2000. At the end of fiscal 2000, the aggregate unvested restricted bonus stock holdings of the Named Executive Officers was zero. The Company has not paid any dividends to date and does not anticipate paying any dividends on its Common Stock in the foreseeable future.

(5) Includes premiums on life insurance payable for each Named Executive Officer. Also, includes $1,000 in matching contributions by the Company to its tax-qualified employee savings and retirement plan for all Named Executive Officers in 2000 and 1999, and $500 in matching contributions by the Company to its tax-qualified employee savings and retirement plan for Mr. Kailian, Dr. Homcy and Mr. Perrin in 1998.

(6) Mr. Perrin resigned from the Company effective February 1, 2001.

Stock Option Grants and Exercises

   The Company grants stock options to executive officers under the 1991 Plan. See Proposal 2 for a description of the 1991 Plan. The following tables show, for the fiscal year ended December 31, 2000, certain information regarding all options granted to, exercised by, and held at year end by, the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                    Individual Grants (1)
                         --------------------------------------------
                                                                       Potential Realizable
                         Number of  Percentage of                        Value at Assumed
                         Securities Total Options                      Annual Rates of Stock
                         Underlying  Granted to                       Price Appreciation for
                          Options   Employees in  Exercise              Option Term ($)(4)
                          Granted    Fiscal Year   Price   Expiration -----------------------
          Name             (#)(2)      (%)(3)      ($/Sh)     Date        5%         10%
          ----           ---------- ------------- -------- ---------- ---------- ------------
Vaughn M. Kailian.......  100,000       7.98       12.84    1/28/10      716,111    1,901,065

Charles J. Homcy........   60,000       4.79       12.84    1/28/10      429,667    1,140,639

Mark D. Perrin..........   50,000       3.99       12.84    1/28/10      358,056      950,532

Lee M. Rauch............   40,000       3.19       12.84    1/28/10      286,444      760,426

Patrick A. Broderick....   40,000       3.19       12.84    1/28/10      286,444      760,426

--------
(1) All shares and prices have been adjusted for the 2-for-1 stock split by the Company effected on August 15, 2000 by means of a stock dividend.

(2) Reflects options granted in 2000 to the Named Executive Officers under the 1991 Plan. Options granted to Mr. Kailian, Dr. Homcy, Mr. Perrin, Ms. Rauch, and Mr. Broderick on January 28, 2000 vest in their entirety on January 31, 2003. See Proposal 2 for terms of options granted under the 1991 Plan.

(3) Based on options to purchase a total of 1,253,300 shares of Common Stock granted to employees, including executive officers, in the fiscal year ended December 31, 2000 under all stock option plans.

(4) The potential realizable value is based on the term of the option at the date of the grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only and do not reflect the Company's estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

                          AGGREGATED OPTION EXERCISES
            IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION VALUES

                           Shares                   Number of Securities
                         Acquired on   Value       Underlying Unexercised           Value of Unexercised
                          Exercise    Realized        Options At FY-End        In-the-Money Options at FY-End
          Name             (#)(1)      ($)(2)   Exercisable/Unexercisable (#) Exercisable/Unexercisable ($)(3)
          ----           ----------- ---------- ----------------------------- --------------------------------
Vaughn M. Kailian.......   200,000    4,867,875       816,750 / 304,250            25,911,170 / 8,807,427
Charles J. Homcy........   368,198    8,521,060       220,819 / 283,983             6,954,056 / 8,419,322
Mark D. Perrin..........   320,000   14,156,879       207,050 / 199,950             6,548,436 / 5,894,956
Lee M. Rauch............    30,000    1,225,938        90,833 / 119,167             2,909,495 / 3,522,068
Patrick A. Broderick....   110,000    3,299,583        10,833 / 119,167               346,995 / 3,522,068

--------
(1) All shares and prices have been adjusted for the 2-for-1 stock split by the Company effected on August 15, 2000 by means of a stock dividend.
(2) Based on the fair market value of the Common Stock on the date of exercise less the exercise price paid for such shares and multiplied by the number of shares exercised.
(3) Based on the fair market value of the Common Stock on December 29, 2000 ($37.50, the average of the high and the low sale prices as reported on the Nasdaq Stock Market) less the exercise price and multiplied by the number of shares that were in the money.

Employment Contracts and Termination of Employment and Change of Control Arrangements

   In May 1999, the Compensation Committee of the Board approved the Company's Key Employee Change in Control Severance Plan (the "Severance Plan"). The Severance Plan provides separation pay and benefits to members of the Company's Executive Committee and Vice Presidents of the Company whose employment is involuntarily terminated without cause or voluntarily terminated for good reason within 12 months following a change in control of the Company. Specifically, the Severance Plan provides for continuation of the employee's base salary for a period of 18 months, payment of the pro rata portion of the employee's target bonus for the year in which termination occurs equal to the portion of the year in which the employee is employed by the Company, and payment by the Company of premiums for COBRA coverage for 12 months. The Company's stock option plans also provide for the acceleration of the vesting of options in connection with certain change of control events. See Proposal 2 "Effect of Certain Corporate Events".

                          AUDIT COMMITTEE REPORT (1)

   The Audit Committee currently consists of James T. Doluisio, Ph.D., Jerry
T. Jackson, and Ernest Mario, Ph.D., each of whom is an "independent director" and is "financially literate" as defined under the recently adopted Nasdaq Stock Market listing standards. The Board has adopted a formal written Audit Committee charter, a copy of which is attached to this proxy statement as Exhibit A.

   Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

   The Audit Committee has met and held discussions with management and the Company's independent auditors. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees". The Company's independent auditors also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and the Audit Committee discussed with the independent auditors the auditor's independence. The Audit Committee has considered the services, other than the audit services, provided by the independent auditors and determined that the provision of the services described in this proxy statement under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independent auditor's independence.

   Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report to the SEC on Form 10-K for the fiscal year ended December 31, 2000.

     James T. Doluisio, Ph.D.    Jerry T. Jackson    Ernest Mario, Ph.D.

--------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                       COMPENSATION COMMITTEE REPORT (1)

   The Compensation Committee currently consists of James T. Doluisio, Ph.D., Jerry T. Jackson, and Ernest Mario, Ph.D., none of whom is an employee of or a consultant to the Company. Prior to May 2000, the Compensation Committee consisted of Jerry T. Jackson, Ernest Mario, Ph.D., and Robert R. Momsen. The Compensation Committee is responsible for setting the Company's policies regarding compensation for all employees and executive officers and for administering the Company's 1991 Equity Incentive Plan, 1998 Non-Officer Equity Incentive Plan, 1994 Non-Employee Directors' Stock Option Plan, and 1991 Employee Stock Purchase Plan. In particular, the Compensation Committee evaluates the performance of management and determines the compensation of executive officers.

   The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that reward individual contributions as well as corporate performance. Accordingly, the Company's executive compensation policies include:

  . competitive pay practices, taking into account the pay practices of life science and pharmaceutical companies with which the Company competes for talented executives, with special weight to California companies of comparable size;

  . annual incentive programs which are designed to encourage executives to focus on the achievement of specific short-term strategic goals, as well as longer-term corporate objectives; and

  . equity-based incentives designed to motivate executives over the long term, to align the interests of management and stockholders and to ensure that management is appropriately rewarded for benefits which it achieves for the Company's stockholders.

   Total compensation for the Company's executive officers includes a base salary component and may include two other components: annual incentives and long-term incentives. Annual incentive compensation may consist of cash incentive bonuses and stock bonus or restricted stock purchase awards, or other equity components, each based on satisfying corporate goals established for the year by the Compensation Committee as well as on meeting individual performance objectives. In addition, executive officers of the Company may receive long-term incentive compensation in the form of grants of options to purchase shares of Common Stock, with exercise prices typically set at fair market value on the date of grant and which typically vest over a period of years. Stock bonus and restricted stock purchase awards may also provide long-term incentives for executives.

   In the biopharmaceutical industry, traditional measures of corporate performance, such as earnings per share or sales growth, may not readily apply in reviewing performance of executives. In addition to, or as alternatives to, traditional measures of performance, in determining the compensation of the Company's executives, the Compensation Committee looks to other indicia of performance, such as the progress of the Company's research and development programs, regulatory developments and corporate development activities, as well as the Company's success in securing capital sufficient to assist the Company in completing product development and increasing product revenues.

   As a result, in many instances these qualitative factors necessarily involve a subjective assessment by the Compensation Committee of corporate performance. Moreover, the Compensation Committee does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors, but rather considers a mix of factors and evaluates both Company and individual performance against that mix. In addition, total compensation paid by the Company to its executive officers is designed to be comparable to compensation
--------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

packages paid to the management of other companies of comparable size in the biopharmaceutical industry. Toward that end, the Compensation Committee may review both independent survey data as well as data gathered internally.

   In January 2000, the Compensation Committee met to consider the compensation of the Company's executive officers for fiscal 2000. The Compensation Committee considered a variety of factors, including both individual and corporate factors, in evaluating the performance of the Company's executive officers. The Compensation Committee reviewed the results of independent surveys that provided information regarding management compensation for approximately 200 companies in the biopharmaceutical industry, categorized by geographic area and management position. The surveys included a broader group of companies than those companies included in the American Stock Exchange Biotechnology Index used in the performance measurement comparison graph included in this proxy statement. The Compensation Committee also reviewed other publicly available information, gathered informally, pertaining to compensation of executive officers in the biopharmaceutical industry. Based on these survey results, as well as the other foregoing factors, for 2000, the Compensation Committee determined that the base compensation of Mr. Kailian should be increased by 5.8% and the other executive officer's base compensation should be increased between 4% and 9%.

   The Company has used the grant of stock options under its 1991 Equity Incentive Plan to underscore the common interests of stockholders and management. Options granted to executive officers are intended to provide a continuing financial incentive to maximize long-term value to stockholders and to help make the executive's total compensation opportunity competitive. In addition, because stock options generally become exercisable over a period of several years, options encourage executives to remain in the long-term employ of the Company. In determining the size of an option to be granted to an executive officer, the Compensation Committee takes into account the officer's performance, as well as position and level of responsibility within the Company, the officer's existing stock and unvested option holdings, and the potential reward to the officer if the stock price appreciates in the public market. Based on these factors, the Compensation Committee granted to Mr. Kailian an option to purchase an aggregate of 100,000 shares of Common Stock, at an exercise price of $12.84 per share, the fair market value on the date of the grant. This option granted to Mr. Kailian vests entirely in January 2003. The Compensation Committee granted to Dr. Homcy an option to purchase 60,000 shares of Common Stock, and to Mr. Perrin an option to purchase 50,000 shares of Common Stock, and to Ms. Rauch and Mr. Broderick options to purchase 40,000 shares each. Each of these grants to Dr. Homcy, Mr. Perrin, Ms. Rauch, and Mr. Broderick have an exercise price of $12.84 per share and vest entirely in January 2003.

   The Compensation Committee also approved a 2000 Incentive Pay Program for employees of the Company, which includes the payment of cash bonuses to the executive committee. Mr. Kailian was eligible to receive a cash bonus of up to 80% of his eligible 2000 compensation, and the other executive officers were each eligible to receive a cash bonus of up to 50% of such officer's eligible 2000 compensation, if the Company achieved its goals for 2000. Determinations of the amount of cash bonuses eligible to be awarded under the 2000 Incentive Pay Program were based on the extent of achievement of certain corporate goals established by the Board for 2000. The goals established for the 2000 Incentive Pay Program were: (i) continued successful commercialization of INTEGRILIN(TM) (eptifibatide) Injection with certain sales and financial performance targets, (ii) entering into a strategic partnership, (iii) completion and submission to the FDA of the ESPRIT clinical trial, (iv) advancement of other potential products in research and development, and (v) achievement of financial, operational, and general corporate management objectives.

   In February 2001, the Compensation Committee met to evaluate performance against the goals established for the 2000 Incentive Pay Program. The Compensation Committee determined that substantial portions of the 2000 corporate objectives were fully satisfied. As a result, based on this corporate performance, the Compensation Committee recommended that Mr. Kailian receive a cash bonus of $326,100 or 72% of his eligible compensation, and that the other executive officers of the Company receive cash bonuses totaling $472,900, or 45% of such officer's eligible 2000 compensation.

   The Compensation Committee has not adopted a policy with respect to the application of Section 162(m) of the Code, which generally imposes an annual corporate deduction limitation of $1,000,000 on the compensation of certain executive officers. However, pursuant to Section 162(m), compensation from options granted under the 1991 Equity Incentive Plan at no less than 100% of fair market value may be excluded from the Section 162(m) limitations.

     James T. Doluisio, Ph.D.    Jerry T. Jackson    Ernest Mario, Ph.D.

Compensation Committee Interlocks and Insider Participation

   None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or compensation committee.

                    PERFORMANCE MEASUREMENT COMPARISON (1)

   The following graph shows total stockholder return of the CRSP Total Return Index for the Company, the American Stock Exchange Biotechnology Index ("AMEX Biotech Index") and the Nasdaq Stock Market (United States Companies) ("Nasdaq Index").

            Comparison of Total Cumulative Return on Investment (2)

                              [PERFORMANCE GRAPH]


                            12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
---------------------------------------------------------------------------------
  COR Therapeutics, Inc...   100.00   117.91   268.66   158.21   320.90   840.30
---------------------------------------------------------------------------------
  American Stock Exchange
   Biotechnology Index....   100.00   107.87   121.42   138.39   292.62   474.19
---------------------------------------------------------------------------------
  Nasdaq Stock Market
   Index..................   100.00   122.71   149.25   208.40   386.77   234.81

--------
(1) This section is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The total return on investment (change in stock price plus reinvested dividends) for the Company, the AMEX Biotech Index and the Nasdaq Index, assuming an investment of $100 on December 31, 1995. The AMEX Biotech Index is calculated using an equal-dollar weighting methodology.

                             CERTAIN TRANSACTIONS

   The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director, officer, or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws. See also "Executive Compensation--Compensation of Directors".

                                 OTHER MATTERS

   The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          /s/ Patrick A. Broderick
                                          Patrick A. Broderick
                                          Secretary

April 26, 2001

   A copy of the Company's Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2000 is available without charge upon written request to: Investor Relations, COR Therapeutics, Inc., 256 East Grand Avenue, South San Francisco, CA 94080. A copy of the report can also be viewed by visiting the Company's Web site, http://www.corr.com.

                                   EXHIBIT A

                            COR Therapeutics, Inc.
                            AUDIT COMMITTEE CHARTER
                          Adoption Date: May 23, 2000

 Organization

   This charter governs the operations of the Audit Committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors for the Audit Committee Charter. The Audit Committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Audit Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

 Statement of Policy

   The Audit Committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

 Responsibilities and Processes

   The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

   The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

  . The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' ratification.

  . The Audit Committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Audit Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Audit Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations. The Audit Committee may review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

  . The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                            COR THERAPEUTICS, INC.
                          1991 EQUITY INCENTIVE PLAN

                 (Adopted by Board of Directors May 14, 1991)
                          (Amended January 21, 1994)
                           (Amended January 6, 1995)
                          (Amended January 19, 1996)
                          (Amended January 24, 1997)
                          (Amended January 28, 2000)
                            (Amended July 28, 2000)
              (Adjusted for 2-for-1 Stock Split August 15, 2000)
                          (Amended February 14, 2001)
                           (Amended April 12, 2001)

                      Termination Date: February 13, 2011

     1.  Purpose.

         (a) The purpose of the 1991 Equity Incentive Plan (the "Plan") is to provide a means by which employees, directors and consultants of COR Therapeutics, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) incentive stock options, (ii) nonqualified stock options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

         (b) "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as consultants to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights issued under the Plan ("Stock Awards") shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), be either (i) stock options granted pursuant to paragraph 5 hereof, including incentive stock options as that term is used in Section 422 of the Code ("Incentive Stock Options"), or options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (together hereinafter referred to as "Options"), or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to paragraph 6 hereof.

    2.  Administration.

        (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonqualified Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to purchase or receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.

            (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iii) To amend the Plan as provided in paragraph 13.

            (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

        (c) The Board may delegate administration of the Plan to a committee composed of one (1) or more members of the Board (the "Committee"), all of the members of which Committee may (but need not) be, in the discretion of the Board, non-employee directors and/or outside directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

        (d) Certain terms shall have the following meanings:

            (i) The term "non-employee director", as used in this Plan, shall mean a member of the Board who either (A) is not a current employee or officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K ("Regulation S-K") promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act")), does not possess an interest in any other transaction as to which disclosure would be required under
Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation

S-K; or (B) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (ii) The term "outside director", as used in this Plan shall mean a director who either (A) is not a current employee of the Company or an "affiliated corporation", is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a director, or
(B) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     3. Shares Subject To The Plan.

        (a) Subject to the provisions of paragraph 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate twelve million four hundred thousand (12,400,000) shares/1/ of the Company's $0.0001 par value common stock (the "Common Stock"). If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Common Stock not acquired under such Stock Award shall again become available for the Plan. Shares repurchased by the Company pursuant to any repurchase rights reserved by the Company pursuant to the Plan shall be available for subsequent issuance under the Plan other than Incentive Stock Options.

        (b) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

     4. Eligibility.

        (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee of the Company or any Affiliate. Stock Awards other than Incentive Stock Options may be granted only to employees (including officers), directors of and consultants to the Company or any Affiliate.

        (b) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the fair market value of the Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

_____________________
/1/ Pursuant to paragraph 11, the aggregate of 5,700,000 shares of Common Stock in the share reserve was adjusted to an aggregate of 11,400,000 shares of Common Stock to reflect the 2-for-1 stock split on August 15, 2000. On February 14, 2001 the Board of Directors increased this number by 1 million shares, to a total aggregate of 12,400,000 shares of Common Stock.

        (c) No person shall be eligible to be granted Stock Awards under the Plan covering more than one million (1,000,000) shares/2/ of the Company's Common Stock in any calendar year.

        (d) At any such time or times that the number of shares of Common Stock reserved for issuance under COR Therapeutics, Inc. 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") pursuant to subparagraph 3(a) thereof that have been approved by the stockholders of the Company are insufficient to make a timely non-discretionary Initial Grant and/or a Supplemental Grant as specified in paragraph 5 of the Directors' Plan (a "Grant"), then, without any further action of the Board, such Grant shall be made in the following manner:

            (i) The number of shares of Common Stock remaining in the share reserve of the Directors' Plan, as provided in subparagraph 3(a) thereof, that have been approved by the stockholders of the Company shall be applied to the Grants on a pro-rated basis.

            (ii) To the extent that there are insufficient shares of stockholder-approved Common Stock available under the Directors' Plan to cover the Grants, any additional number of shares of Common Stock required for the Grants shall be deemed to have been made under the Plan and shall be applied to the Grants on a pro-rated basis to the extent that such shares of Common Stock remaining in the share reserve of the Plan, as provided in subparagraph 3(a) hereof, have been approved by the stockholders of the Company. Notwithstanding the foregoing, no Grants shall be made under the Plan pursuant to the preceding sentence which give the right to purchase fractional shares.

            (iii) The Grants otherwise shall be made on the terms and conditions specified in paragraph 6 of the Directors' Plan.

            (iv) To the extent that there are insufficient shares of stockholder-approved Common Stock available under both the Plan and the Directors' Plan to cover the Grants, the Grants shall be delayed, in whole or in part, as the case may be, until such time as shares of stockholder-approved Common Stock under the Plan and/or the Directors' Plan are available to cover the Grants.

            (v) In the event of any conflict between the terms and conditions of the Plan and the Directors' Plan, the terms and conditions of the Directors' Plan shall control.

            (vi) Notwithstanding anything in the Plan or the Directors' Plan to the contrary, the terms and conditions of the Directors' Plan shall survive the termination of the Directors' Plan as to any Grant made pursuant to this subparagraph 4(d).

___________________
/2/ Pursuant to paragraph 11, the aggregate of 500,000 shares of Common Stock was adjusted to an aggregate of 1,000,000 shares of Common Stock to reflect the 2-for-1 stock split on August 15, 2000.

    5.  Terms Of Stock Options.

        Each Option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted.

        (c) The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the Option (A) by delivery to the Company of shares of Common Stock of the Company that have been held for the period required to avoid a charge to the Company's reported earnings and valued at the fair market value on the date of exercise, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subparagraph 5(d), (C) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of the Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, (D) any combination of such methods of payment, or (E) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion.

        Unless otherwise specifically provided in the Option, in the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee to whom the Option is granted only by such optionee. A Nonqualified Stock Option may be transferable to the extent provided in the Option Agreement; provided, however, that if the Option Agreement does not specifically provide for transferability, then such Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the

Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the Option.

        (e) The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subparagraph 5(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f) The Company may require any optionee, or any person to whom an Option is transferred under subparagraph 5(d), as a condition of exercising any such Option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser's representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act; or
(y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.

        (g) An Option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate, unless: (i) such termination is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the Option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant or director; (ii) the optionee dies while in the employ of or while serving as a consultant or director to the Company or an Affiliate, or within not more than three (3) months after termination of such employment or relationship as a consultant or director, in which case the Option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution; or (iii) the Option by its term specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate, or (B) that it may be exercised more than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any Option or to permit anyone to exercise the Option after expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant or director.

        (h) The Option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment or relationship as a consultant or director with the Company or any Affiliate to exercise the Option as to any part or all of the shares subject to the Option prior to the stated vesting dates of the Option. Any shares so purchased from any unvested installment or Option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.

        (i) To the extent provided by the terms of an Option, each optionee may satisfy, in whole or in part, any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Common Stock otherwise issuable to the optionee as a result of the exercise of the Option a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the withholding tax obligation.

     6. Terms Of Stock Bonuses And Purchases Of Restricted Stock.

        The maximum aggregate number of shares of Common Stock which may be issued under the Plan on or after April 12, 2001 either as stock bonuses or pursuant to restricted stock purchase rights shall be two hundred thousand (200,000) shares.

        Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

        (a) The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (b) No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or by the laws of descent and distribution so long as stock awarded under such agreement remains subject to the terms of the agreement.

        (c) The purchase price of Common Stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion.

        (d) Unless otherwise determined for good cause shown by a Committee composed solely of non-employee directors and/or outside directors, shares of Common Stock sold or awarded under a stock bonus or restricted stock purchase agreement awarded under the Plan shall be subject to a repurchase option in favor of the Company in accordance with a vesting schedule of at least three (3) years.

        (e) In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an Affiliate, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

     7. Repricings And Cancellation And Re-grant Of Options.

        (a) Except with prior approval of stockholders of the Company, the Board or the Committee shall not have the authority to effect (i) the repricing of any outstanding Options under the Plan, (ii) the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share less than one hundred percent (100%) of the exercise price of the cancelled Options, or (iii) the modification of an Option which would be deemed to be a repricing pursuant to FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, March 2000, as amended from time to time.

        (b) Shares subject to an Option canceled under subparagraph 7(a) shall continue to be counted against the maximum award of options permitted to be granted to any person pursuant to subparagraph 4(c) of the Plan. The repricing of an option under subparagraph 7(a), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original option and the grant of a substitute option; in the event of such repricing, both the original and the substituted options shall be counted against the maximum awards of options permitted to be granted to any person pursuant to subparagraph 4(c) of the Plan. The provisions of this subparagraph 7(b) shall be applicable only to the extent required by Section 162(m) of the Code.

     8. Covenants Of The Company.

        (a) During the terms of the Stock Awards granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards up to the number of shares of Common Stock authorized under the Plan.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock under the Stock Awards granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award granted under the Plan, or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

     9. Use Of Proceeds From Common Stock.

        Proceeds from the sale of Common Stock pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

    10. Miscellaneous.

        (a) The Board or Committee shall have the power to accelerate the time during which a Stock Award may be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time during which it may be exercised or the time during which it will vest.

        (b) Unless otherwise determined for good cause shown by a Committee composed solely of non-employee directors and/or outside directors, the Board or Committee shall exercise its power to accelerate the time during which a Stock Award may be exercised or the time during which a Stock Award or any part thereof will vest only in connection with a significant personal event for the optionee, such as the death or disability of the optionee.

        (c) The limitation on the power of the Board or Committee to accelerate the time during which a Stock Award may be exercised or the time during which a Stock Award or any part thereof will vest contained in subparagraph 10(b) shall not be deemed to adversely affect either the acceleration provisions of paragraph 12 of the Plan or any acceleration rights previously granted under any outstanding Stock Award under the Plan.

        (d) Neither an optionee, Option holder nor any person to whom an Option is transferred under the provisions of the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (e) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan any right to continue in the employ of the Company or any Affiliate or to continue acting as a consultant or director or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship or directorship of any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan with or without cause. In the event that a holder of Stock Awards under the Plan is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment or relationship as consultant or director for purposes hereof, and (ii) suspend or otherwise delay the time or times at which exercisability or vesting would otherwise occur with respect to any outstanding Stock Awards, or related repurchase rights thereunder, under the Plan.

        (f) To the extent that the aggregate fair market value (determined at the time of grant) of stock with respect to which incentive stock options (as defined in the Code) are exercisable for the first time by any optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

    11. Adjustments Upon Changes In Common Stock.

        If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

    12. Change Of Control.

        (a) For purposes of the Plan, a "Change of Control" shall be deemed to have occurred at any of the following times:

            (i) Upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company or its Affiliates which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

            (ii) At the time individuals who, as of May 14, 1991, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the

Board, provided that any person becoming a director subsequent to May 14, 1991, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

            (iii) Immediately prior to the consummation by the Company of a reorganization, merger, consolidation (in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities) or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

            (iv) The occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

        (b) Notwithstanding anything to the contrary in this Plan, in the event of a Change of Control as defined in subparagraph 12(a)(iii) that occurs on or after August 15, 2001, which shall not be deemed to include any such event initiated prior to August 15, 2001 ("Reorganization"), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the Reorganization) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by participants in the Plan whose service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Reorganization.

        (c) Notwithstanding anything to the contrary in this Plan, in the event of a Change of Control as defined in subparagraph 12(a) other than a Reorganization as defined in subparagraph 12(b), then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume the rights and obligations of the Company under any Stock Awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan; (ii) the time during which such Stock Awards become vested or may be exercised shall be accelerated and any outstanding unexercised rights under any Stock Awards terminated if not exercised prior to such event; or (iii) such Stock Awards shall continue in full force and effect.

        (d) Notwithstanding any other provisions of this Plan to the contrary, in the event of a Change of Control as defined in subparagraph 12(a), including a Reorganization as defined in subparagraph 12(b), and if within one (1) month before or twenty-four (24) months after the date of such Change of Control the service of a participant to the Company (or, if applicable, with any successor entity) terminates due to an involuntary termination (not including death or disability) without Cause (as such term is defined below) or a voluntary termination by the participant due to a Constructive Termination (as such term is defined below), then the vesting and exercisability of all Stock Awards held by such participant shall be accelerated, or any reacquisition or repurchase rights held by the Company with respect to a Stock Award shall lapse, as follows: With respect to those Stock Awards held by a participant at the time of such termination, one hundred percent (100%) of the unvested shares covered by such Stock Awards shall vest and become exercisable (or reacquisition or repurchase rights held by the Company shall lapse with respect to one hundred percent (100%) of the shares still subject to such rights, as appropriate) as of the date of such termination.

        (e) For the purposes of subparagraph 12(d) only, "Cause" means that, in the reasonable determination of the Company: (i) the participant has committed an act that materially injures the business of the Company; (ii) the participant has refused or failed to follow lawful and reasonable directions of the Board or the appropriate individual to whom the participant reports; (iii) the participant has willfully or habitually neglected the participant's duties for the Company; or (iv) the participant has been convicted of a felony involving moral turpitude that is likely to inflict or has inflicted material injury on the business of the Company. Notwithstanding the foregoing, Cause based on the conduct described in clause (ii) or clause (iii) shall not exist unless the conduct described in such clause has not been cured within fifteen (15) days following the participant's receipt of written notice from the Company or the Board, as the case may be (or such longer period as agreed in writing between the participant and the Company), specifying the particulars of the participant's conduct constituting Cause. For the purposes of this subparagraph 12(e), the term "Company" shall mean a successor entity, if applicable.

        (f) For purposes of subparagraph 12(d) only, "Constructive Termination" means that the participant voluntarily terminates his or her employment with the Company after any of the following are undertaken by the Company without the participant's express written consent: (i) substantial diminution in the participant's duties and/or level of responsibility (but not merely a change in title) as in effect immediately prior to the effective date of the Change of Control; (ii) a fifteen percent (15%) or greater reduction by the Company in the participant's annual base salary as in effect immediately prior to the effective date of the Change of Control or as increased thereafter; (iii) any failure by the Company to continue in effect any substantial benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which the participant is participating immediately prior to the effective date of the Change of Control (hereinafter referred to as "Benefit Plans"); or the taking of any action by the Company that would adversely affect the participant's participation in or reduce the participant's benefits under the Benefit Plans or deprive the participant of any fringe benefit that the participant enjoyed immediately prior to the effective date of the Change of Control; provided, however, that a "Constructive Termination" shall not exist under this paragraph following a Change of Control if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the Benefit Plans; or (iv) the relocation of the participant's principal business office, or the relocation of the Company's principal executive offices if the participant's principal business office is at such offices, to a location more than fifty (50) miles from the location at which the participant was performing his or her duties immediately prior to the effective date of the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the participant's business travel obligations immediately prior to the effective date of the Change of Control, provided that such relocation also increases the participant's commute distance to and from such office by more than fifty (50) miles. For the purposes of this subparagraph 12(f), the term "Company" shall mean a successor entity, if applicable.

        (g) In the event that the acceleration of the vesting and exercisability of the Stock Awards or lapse of reacquisition or repurchase rights held by the Company with respect to Stock Awards provided for in subparagraph 12(d) and benefits otherwise payable to a participant (i) constitute a "parachute payment" ("Payment") within the meaning of Section 280G (as it may be amended or replaced) of the Code, and (ii) but for this subparagraph 12(g) would be subject to the excise tax imposed by Section 4999 (as it may be amended or replaced) of the Code (the "Excise Tax"), then such Payment shall be either (x) the full amount of such Payment or (y) such lesser amount (with cash payments being reduced before stock option compensation) as would result in no portion of the Payment being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local employment taxes, income taxes, and the Excise Tax results in the participant's receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. Unless the Company and the participant otherwise agree in writing, any determination required under this subparagraph 12(g) shall be made in writing in good faith by the accountants selected by the Company. For purposes of making the calculations required by this subparagraph 12(g), the accountants selected by the Company may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. The Company and such participants shall furnish to the accountants such information and documents as the accountants may reasonably request in order to make a determination under this subparagraph 12(g). The Company shall bear all costs the accountants may reasonably incur in connection with any calculations contemplated by this subparagraph 12(g).

    13. Amendment Of The Plan.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 11 relating to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act, or any Nasdaq or securities exchange listing requirements.

        (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee Incentive Stock Options and/or to bring the Plan and/or Options granted under it into compliance therewith.

        (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, unless: (i) the Company requests the consent of the person to whom the Stock Award was granted; and (ii) such person consents in writing.

    14. Termination Or Suspension Of The Plan.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 13, 2011. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any Stock Awards granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

    15. Effective Date Of Plan.

        The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

                            COR THERAPEUTICS, INC.
                1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                         (Adopted on January 21, 1994)
                  (Approved by Stockholders on May 20, 1994)
                         (Amended on January 24, 1997)
                          (Amended on March 19, 1999)
             (Adjusted for 2-for-1 Stock Split on August 15, 2000)
                        (Amended on February 14, 2001)

                            Termination Date: None

1.   Purpose.

     (a) The purpose of the 1994 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of COR Therapeutics, Inc., a Delaware corporation (the "Company"), who is not otherwise an employee or a consultant of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (c) The word "Fair Market Value" as used in the Plan means, as of any date, the average of the high and low sales prices of a share of the Company's common stock as quoted on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board of Directors of the Company (the "Board") deems reliable.

     (d) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   Administration.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the "Committee"), all of the members of which Committee may (but need not) be, in the discretion of the Board, "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   Shares Subject To The Plan.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate seven hundred thousand (700,000) shares/1/ of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   Eligibility.

     Options shall be granted only to Non-Employee Directors of the Company.

5.   Non-Discretionary Grants.

     (a) Upon the date of the approval of the Plan by the Board (the "Adoption Date"), each person who is then a Non-Employee Director shall be granted an option to purchase fifty thousand (50,000) shares/2/ of common stock of the Company on the terms and conditions set forth herein (an "Initial Grant").

     (b) Each person who is, after the Adoption Date, elected for the first time to be a Non-Employee Director shall, upon the date of such person's initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant.

     (c) Each person who, on or after March 19, 1999, is serving as a Non-Employee Director shall be granted options to purchase twenty thousand (20,000) shares/3/ of common stock of the Company on the terms and conditions set forth herein (i) on the date of the first Board meeting held both on or after March 19, 1999 and after the date on which the Non-Employee Director has completed three (3) years of service as a director of the Company; and (ii) every two years thereafter on the anniversary date of the grant made under the foregoing clause (i) (each grant described in clauses (i) and (ii), a "Supplemental Grant").

________________
/1/ Pursuant to subparagraph 10(a), the aggregate of 200,000 shares of common stock in the share reserve was adjusted to 400,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000. On February 14, 2001 the Board of Directors increased this number by 300,000 shares, to a total aggregate of 700,000 shares of common stock.

/2/ Pursuant to subparagraph 10(a), the 25,000 shares of common stock were adjusted to 50,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

/3/ Pursuant to subparagraph 10(a), the 10,000 shares of common stock were adjusted to 20,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

6.   Option Provisions.

     Each option shall contain the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director of the Company terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of service; provided, however, that (i) if such termination is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following such termination; or (ii) if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

     (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to such option on the date such option is granted.

     (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than two thousand (2,000) shares;/4/ but when the number of shares being purchased upon an exercise is two thousand (2,000) or more shares,/5/ the optionee may elect to make payment of the exercise price under one of the following alternatives:

         (i) Payment of the exercise price per share in cash at the time of exercise; or

         (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at Fair Market Value (with the "day of determination" being the date of exercise); or

         (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above; or

         (iv) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

_______________
/4/ Pursuant to subparagraph 10(a), the 1,000 shares of common stock were adjusted to 2,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

/5/ Pursuant to subparagraph 10(a), the 1,000 shares of common stock were adjusted to 2,000 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative, unless otherwise specified in the option, in which case the option may be transferred upon such terms and conditions as are set forth in the option, as the Board or the Committee shall determine in its discretion at the time of grant. The person to whom the option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

     (e) Each Initial Grant shall become exercisable in installments over a period of sixty (60) months from the date of grant at the rate of eight hundred thirty-three and one-third (833 1/3) shares/6/ per month in sixty (60) equal monthly installments commencing on the date one month after the date of grant of the option, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment. Each Supplemental Grant shall be fully vested and exercisable on the date on which it is granted.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

________________
/6/ Pursuant to subparagraph 10(a), each monthly installment of 416 2/3 shares of common stock was adjusted to 833 1/3 shares of common stock to reflect the 2-for-1 stock split on August 15, 2000.

7.   Covenants Of The Company.

     (a) Subject to the provisions of subparagraph 7(b) hereof, during the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) Notwithstanding the provisions of subparagraph 7(a) hereof, at any such time or times that the number of shares of common stock reserved for issuance under the Plan pursuant to subparagraph 3(a) hereof that have been approved by the stockholders of the Company are insufficient to make a timely non-discretionary Initial Grant and/or a Supplemental Grant as specified in paragraph 5 hereof (a "Grant"), then, without any further action of the Board, such Grant shall be made in the following manner:

         (i) The number of shares of common stock remaining in the share reserve of the Plan, as provided in subparagraph 3(a) hereof, that have been approved by the stockholders of the Company shall be applied to the Grants on a pro-rated basis.

         (ii) To the extent that there are insufficient shares of stockholder-approved common stock available under the Plan to cover the Grants, any additional number of shares of common stock required for the Grants shall be deemed to have been made under the COR Therapeutics, Inc. 1991 Equity Incentive Plan ("Equity Incentive Plan") and shall be applied to the Grants on a pro-rated basis to the extent that such shares of common stock remaining in the share reserve of the Equity Incentive Plan, as provided in subparagraph 3(a) of the Equity Incentive Plan, have been approved by the stockholders of the Company. Notwithstanding the foregoing, no Grants shall be made under the Plan or the Equity Incentive Plan pursuant to paragraph 5 which give the right to purchase fractional shares.

         (iii) The Grants otherwise shall be made on the terms and conditions specified in paragraph 6 hereof.

         (iv) To the extent that there are insufficient shares of stockholder-approved common stock available under both the Plan and the Equity Incentive Plan to cover the Grants, the Grants shall be delayed, in whole or in part, as the case may be, until such time as shares of stockholder-approved common stock under the Plan and/or the Equity Incentive Plan are available to cover the Grants.

         (v) In the event of any conflict between the terms and conditions of the Plan and the Equity Incentive Plan, the terms and conditions of the Plan shall control.

         (vi) Notwithstanding anything in the Plan or the Equity Incentive Plan to the contrary, the terms and conditions of the Plan shall survive the termination of the Plan as to any Grant made pursuant to this subparagraph 7(b).

     (c) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.   Use Of Proceeds From Stock.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.   Miscellaneous.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

     (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through such person, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for such person pursuant to an option granted to such person.

     (e) In connection with each option granted pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

10.  Adjustments Upon Changes In Stock.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then any surviving corporation, other than the Company, shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan or, if the Company is the surviving corporation, such options shall continue in full force and effect.

11.  Amendment Of The Plan.

     (a) The Board at any time, and from time to time, may amend the Plan. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

     (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

     (c) The Board at any time, and from time to time, may amend the terms of any one or more options; provided, however, that the rights and obligations under any option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.  Termination Or Suspension Of The Plan.

     (a) The Board may suspend or terminate the Plan at any time. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

13.  Effective Date Of Plan; Conditions Of Exercise.

     (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

     (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                            COR THERAPEUTICS, INC.
                       1991 EMPLOYEE STOCK PURCHASE PLAN

                            (Adopted May 14, 1991)
                                (Amended 1992)
                                (Amended 1993)
                           (Amended January 6, 1995)
                          (Amended November 15, 1996)
                          (Amended January 24, 1997)
                          (Amended November 20, 1998)
              (Adjusted for 2-for-1 Stock Split August 15, 2000)
                          (Amended February 14, 2001)

                            Termination Date: None


1.       Purpose.

         (a) The purpose of the 1991 Employee Stock Purchase Plan ("the Plan") is to provide a means by which employees of COR Therapeutics, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       Administration.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

             (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

             (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (iv)   To amend the Plan as provided in paragraph 13.

             (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a Committee composed of one (1) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       Shares Subject to the Plan.

         Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two million five hundred fifty thousand (2,550,000) shares/1/ of the Company's $0.0001 par value common stock (the "Common Stock"). If any right under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

4.       Grant of Rights; Offering.

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder (a) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (b) a right with a lower exercise price (or an earlier-granted right,

_________________
/1/ Pursuant to paragraph 12(a), the aggregate of 1,050,000 shares of Common Stock in the share reserve was adjusted to an aggregate of 2,100,000 shares of Common Stock to reflect the 2-for-1 stock split on August 15, 2000. On February 14, 2001 the Board of Directors increased this number by 450,000 shares, to a total aggregate of 2,550,000 shares of Common Stock.

if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.       Eligibility.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

             (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

             (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

             (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

6.       Rights; Purchase Price.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with up to fifteen percent (15%) (or such lower percentage as the Board determines for a particular Offering) of such employee's Earnings (as defined in paragraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Exercise Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

             (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

             (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

7.       Participation; Withdrawal; Termination.

         (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to fifteen percent (15%) (or such lower percentage as the Board determines for a particular Offering) of such employee's Earnings during the Purchase Period. "Earnings" is defined as an employee's total compensation, including all salary, wages and other remuneration paid to an employee (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, profit sharing, and any special payments for extraordinary services, provided, however, that the Board in its sole discretion may limit the above definition from time to time with respect to each Offering. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce, increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

         (b) At any time during a Purchase Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest unless the terms of the Offering specifically so provide, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest unless the terms of the Offering specifically so provide.

         (d) Rights granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided below and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

             (i) A participant under the Plan may file a written designation of a beneficiary who is to receive any shares and/or cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

             (ii) The participant may change such designation of beneficiary at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

8.       Exercise.

         (a) On each exercise date as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions (without any increase for interest unless the terms of the Offering specifically so provide) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Exercise Date, without interest unless the terms of the Offering specifically so provide. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest unless the terms of the Offering specifically so provide.

         (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended. If on an Exercise Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Exercise Date and all payroll deductions accumulated during the Purchase Period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest unless the terms of the Offering specifically so provide.

9.       Covenants of the Company.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      Use of Proceeds from Stock.

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      Rights as a Stockholder.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

12.      Adjustments upon Changes in Stock.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

         (b) In the event of: (i) a dissolution or liquidation of the Company;
(ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (A) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (B) such rights may continue in full force and effect, or (C) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      Amendment of the Plan.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any Nasdaq or securities exchange listing requirements. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted.

14.      Termination or Suspension of the Plan.

         (a) The Board may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted.

15.      Effective Date of Plan.

         The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

--------------------------------------------------------------------------------
PROXY

                            COR THERAPEUTICS, INC.
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 12, 2001

The undersigned hereby appoints Vaughn M. Kailian and Peter S. Roddy, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of COR Therapeutics, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of COR Therapeutics, Inc. to be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California on Tuesday, June 12, 2001, at 9:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees in Proposal 1 and FOR Proposal 2, Proposal 3, Proposal 4, and Proposal 5 as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

                  (Continued and to be signed on other side)

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                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
                                                            Please mark
                                                            your votes as  [X]
                                                            indicated in
                                                            this example.

The Board of Directors recommends a vote FOR the      FOR all     WITHHOLD
     nominees for director listed below.             nominees     AUTHORITY
                                                      listed     to vote for
                                                      below      all nominees
                                                                 listed below

                                                       [_]            [_]

Proposal 1:
To elect directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected. Nominees: Vaughn M. Kailian, Shaun R.
                                                  Coughlin, James T. Doluisio,
                                                  Ginger L. Graham, Charles J.
                                                  Homcy, Jerry T. Jackson,
                                                  Ernest Mario, and Michael G.
                                                  McCaffery

FOR ALL NOMINEES EXCEPT FOR SUCH NOMINEES AS NOTED BELOW:

_________________________________________________________  [_]


The Board of Directors recommends a vote
FOR Proposal 2, FOR Proposal 3, FOR
Proposal 4, and FOR Proposal 5.
                                                          FOR   AGAINST  ABSTAIN
Proposal 2: To approve amendments to the Company's
1991 Equity Incentive Plan to increase the aggregate
number of shares of Common Stock authorized for           [_]     [_]      [_]
issuance under the plan by 1,000,000 shares and to extend the termination date of the plan until February
13, 2011.

Proposal 3: To approve amendments to the Company's
1994 Non-Employee Directors' Stock Option Plan to
increase the aggregate number of shares of Common         [_]     [_]      [_]
Stock authorized for issuance under the plan by 300,000 shares and eliminate a fixed termination date.

Proposal 4: To approve an amendment to the Company's
1991 Employee Stock Purchase Plan to increase the         [_]     [_]      [_]
aggregate number of shares of Common Stock authorized for issuance under the plan by 450,000 shares.

Proposal 5: To ratify the selection of Ernst & Young
LLP as independent auditors of the Company for its        [_]     [_]      [_]
fiscal year ending December 31, 2001.

                                Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by an authorized person.

Signature(s)____________________________________________ Date __________________
Printed Names(s) _______________________________________ Title _________________
Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.
--------------------------------------------------------------------------------